Tradr 2X Long Innovation ETF

(Ticker Symbol: TARK)

A series of Investment Managers Series Trust II (the “Trust”)

Supplement dated November 18, 2024 to the currently effective

Prospectus, Summary Prospectus and

Statement of Additional Information (“SAI”), as supplemented

On November 15, 2024, the Board of Trustees of the Trust approved, based on the recommendation of AXS Investments LLC, the investment advisor to the Tradr 2X Long Innovation ETF (the “Fund”), a forward split of the issued and outstanding shares of the Fund. After the close of trading on the NASDAQ Stock Market LLC (the “Exchange”) on November 25, 2024, the Fund will affect a split of its issued and outstanding shares as follows:

Fund Name	Forward Split Ratio
Tradr 2X Long Innovation ETF	2 for 1

The share split will apply to shareholders of record as of the close of the Exchange on November 25, 2024. Shares of the Fund will begin trading on the Exchange on a split-adjusted basis on November 26, 2024  (the “Ex-Date”).

As a result of the share split, shareholders of the Fund will receive one additional share for each share held of the Fund. The share split will not change the total value of a shareholder’s investment; however, the per share net asset value (“NAV”) and opening market price on the Ex-Date will be approximately one-half of their pre-split amounts. The table below provides a simplified illustration of the effect of a hypothetical two-for-one share split (actual NAV, shares and total market value may vary):

2-for-1 Forward Split

Period	# of Shares Owned	Hypothetical NAV Per Share	Total Market Value
Pre-split	10	$32	$320
Post-split	20	$16	$320

The share split is not expected to result in a taxable transaction for shareholders of the Fund. For additional information regarding the share split, shareholders may call the Fund at 1-833-297-2587.

Please file this Supplement with your records.